OIL-DRI CORPORATION OF AMERICA

Annual Meeting of Stockholders 2013

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “outlook,” “forecast,” “would,” “could,” “should,” “project,” “intend,” “plan,” “continue,” “seek,” “estimate,” “anticipate,” “believe,” “may,” “will,” “target,” “assume” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding anticipated future financial and operating performance and results, and estimates for growth overall and in particular business lines.These statements are based on the current expectations of management of Oil-Dri Corporation of America (“the Company”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this presentation, and we encourage you especially to review the ones that were identified in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the Company. You are cautioned not to place undue reliance on forward-looking statements in this presentation. Except to the extent required by law, the Company does not have any intention or obligation to update publicly any forward-looking statements contained in this presentation, whether as a result of new information, future event, changes in assumptions, or otherwise.

TOP 100 WORKPLACES 2013

Chicago Tribune

TOP 100 WORKPLACES 2012

Chicago Tribune

Financial Results
10 Year History

Net Sales (millions)


$251
CAGR = 4.1%
$162
$251
$226
$201
$175
$150
F'02
F'03
F'04
F'05
F'06
F'07
F'08
F'09
F'10
F'11
F'12
F'13


Tons Sold (thousands)
1,100
950
800
650
500
1,028
CAGR = -2.0%
821
F'02
F'03
F'04
F'05
F'06
F'07
F'08
F'09
F'10
F'11
F'12
F'13

Net Sales Per Ton



$305
$310
CAGR = 6.2%
$270
$230
$190
$158
$150
F'02
F'03
F'04
F'05
F'06
F'07
F'08
F'09
F'10
F'11
F'12
F'13

Gross Profit Per Ton



CAGR = 9.4%
$80.95
$30.22
$85
$76
$68
$59
$51
$42
$34
$25
F'02
F'03
F'04
F'05
F'06
F'07
F'08
F'09
F'10
F'11
F'12
F'13

Net Income Per Ton



$22
$19
$15
$12
$8
$5
$1
-$2
($1.06)
$17.76
F'02
F'03
F'04
F'05
F'06
F'07
F'08
F'09
F'10
F'11
F'12
F'13

Earnings Per Share


$2.07
$2.20
$1.60
$1.00
$0.40
($0.15)
-$0.20
F'02
F'03
F'04
F'05
F'06
F'07
F'08
F'09
F'10
F'11
F'12
F'13

Dividends Per Share


$0.80
$0.67
$0.54
$0.41
$0.28
$0.15
CAGR = 8.7%
We've raised dividends for 10 consecutive years!
$0.73
$0.29
F'02
F'03
F'04
F'05
F'06
F'07
F'08
F'09
F'10
F'11
F'12
F'13


ODC Stock Price
7/31/13 Closing Price
CAGR =16.2%
$31.86
$6.08
$34
$27
$20
$12
$5
F'02
F'03
F'04
F'05
F'06
F'07
F'08
F'09
F'10
F'11
F'12
F'13

Amlan®
INTERNATIONAL

Animal Health and Nutrition Products

Dr. Ron Cravens
President of Amlan International

Amlan International
Mission Statement

Creating Value in Animal Health with Sorbent Minerals

Strategic Objectives

2007

- Develop expertise and certification to compete in a regulated global environment
- Determine marketing and sales structure to succeed in animal health market
- Understand the capabilities of our minerals

2014

- New product development and claim extensions
- Optimization/Refinement of distribution

Product Evolution

1997	2007	2012	2014	
ConditionAdé 200 HPC	Calibrin A Calibrin Z	MD09 moisture manager	varium	
Aflatoxin Binder	Mycotoxin Binders	Animal Health & Nutrition (Clay Based) Products	Animal Health Focused on 'Gut' Health Products	Animal Health & Nutrition Products

Market Potential

$200 MILLION → >$1 BILLION

Source: MarketsandMarkets, 2011

Amlan Sales & Technical Team

2006





2013



Regulatory Compliance Testing & Quality Certifications


NSF International Strategic Registrations
Certificate of Regis
HACCP and Food
eurofins
certification
Certificate
Certificate of Compliance
Eurofins Certification hereby certifies that the company
Eurofins Certification hereby certifies that the company has implemented and maintains a Feed Safety Management System including Good Manufacturing Practice (GMP) in compliance with the FAMI-QS Code of Practice (April 2009, Version 5) / AFIA International Safe Feed/Safe Food on the following site/s:
Activity: Production
Scope: A1.Feed Additives Technological Additives (cat. 1)
FAMI QS
www.eurofinsus.com/auditing

NSF
HACCP Registered

eurofins

TRILOGY

INTERNATIONAL SAFE FEED SAFE FOOD CERTIFIED FACILITY

OMRI Listed

QMS

New Amlan Website



SELECT A COUNTRY | CONTACT US
Amlan
INTERNATIONAL
WHO WE ARE
OUR PRODUCTS
GUT HEALTH
QUALITY & INNOVATION
PRODUCTIVITY
FOR LIFE
PROTECTING THE GUT
Progress. It's what happens when we discover new solutions for obstacles which prevent achievement of our goals or movement towards a higher state.
read more...
SWINE FARMERS
The fungal genus Fusarium affects crop species worldwide, resulting in a loss of both grain quality and yield. Fusarium is also responsible for producing several mycotoxins which can negatively impact the performance, health and welfare of animals consuming contaminated grains
read more...
Tweets
Follow @AmlanIntl
Amlan International
@AmlanIntl
30 Aug
"Volunteer soybeans put 2013 corn crop at risk of pests, diseases"
wattagnet.com/Volunteer_soyb...
Amlan International
@AmlanIntl
27 Aug
"Higher live weights for young chickens
Tweet to @AmlanIntl
AMLAN
PRODUCTS
SPECIES
GUT HEALTH
CONNECT WITH US

Animal Health Business Performance


Net Sales +125%
Tons -28%
F'07
F'10
F'13

Amlan International (Shenzhen) Trading Co,. Ltd.


Hunan
Jiangxi
Fujian
Guangdong
XIQIAO HILLS
GUANGZHOU
SHANTOU
SHENZHEN
ZHUHAI
MACAU
KOWLOON
HONG KONG
MAOMING
COLOANE
HANJIANG
SOUTH CHINA SEA
AIKOU
0

